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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) November 22, 1999
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                          Reliance Group Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                   1-8278                   13-3082071
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(State or Other Jurisdiction     (Commission               (IRS Employer
      of Incorporation)          File Number)             Identification No.)

            Park Avenue Plaza, New York, New York                   10055
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         (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code   212-909-1100


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          (Former Name or Former Address, if Changed Since Last Report)
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     This Current Report on Form 8-K is being filed by Reliance Group Holdings,
Inc., a Delaware corporation (the "Company").


Item 5. Other Events.

     On November 23, 1999, the Company announced that Robert S. Miller had been named President of the Company and had been elected as a member of its board of directors. Also in November, the Company announced that Robert M. Steinberg, formerly President and Chief Operating Officer of the Company, had become Vice Chairman of the Company, Saul P. Steinberg, Chairman and Chief Executive Officer had assumed the additional responsibility of Chief Operating Officer, and that George R. Baker, a member of the Company's Board of Directors, had assumed the new role of assistant to the Chairman. Effective November 5, 1999, Dennis A. Busti resigned from the Company's Board of Directors.
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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 1999

                                         RELIANCE GROUP HOLDINGS, INC.


                                         By /s/ Lowell C. Freiberg
                                            ------------------------------------
                                            Lowell C. Freiberg
                                            Executive Vice President and
                                            Chief Financial Officer